Exhibit 99.1

Stanley Martin Homes to Acquire United Homes Group

All-Cash Transaction Values United Homes at Enterprise Value of $221 Million

RESTON, Va. and COLUMBIA, S.C., February 23, 2026 – Stanley Martin Homes, LLC (“Stanley Martin”) and United Homes Group, Inc. (NASDAQ: UHG) (“United Homes”) today announced that they have entered into a definitive agreement under which Stanley Martin will acquire United Homes in an all-cash transaction that represents an enterprise value of approximately $221 million.

Under the terms of the agreement, United Homes shareholders will receive $1.18 per share in cash. The transaction is expected to close in the second quarter of 2026, subject to customary closing conditions.

“Stanley Martin’s mission statement is ‘To design and build homes people love at a price they can afford,’” said Steve Alloy, Chief Executive Officer of Stanley Martin. “The combination of Stanley Martin and United Homes is a big step forward to deliver new housing at affordable prices to more prospective homebuyers.”

“This transaction delivers immediate and certain cash value to our shareholders while aligning United Homes with a highly respected, well-capitalized builder in Stanley Martin,” said Jack Micenko, Chief Executive Officer of United Homes Group. “We are proud of the platform our team has built and believe this combination represents the best outcome for our shareholders and an outstanding opportunity for our employees, trade partners and customers.”

Transaction Details

Under the terms of the agreement, Stanley Martin will acquire all outstanding shares of United Homes for $1.18 per share in cash. The transaction has been approved by the Mergers & Acquisitions Committee (the “Special Committee”) and Board of Directors of United Homes.

Upon completion of the transaction, United Homes Group will become a subsidiary of Stanley Martin Homes and will no longer be publicly traded.

Advisors

Vestra Advisors served as exclusive financial advisor to the Special Committee of the Board of United Homes Group.

Paul, Weiss, Rifkind, Wharton & Garrison LLP is acting as legal counsel to the Special Committee of the Board of United Homes Group.

Maynard Nexsen is acting as legal counsel to Stanley Martin.

About Stanley Martin Homes

Stanley Martin Homes is a leading homebuilder across the Mid-Atlantic and Southeast regions of the United States. The majority of its business is serving the entry-level homebuyer segment, followed by first-time move-up buyers and the age-targeted/restricted purchaser segment.

About United Homes Group

United Homes Group is a publicly traded homebuilder headquartered in Columbia, South Carolina, focused on delivering attainable single-family homes across high-growth markets in the Southeast, primarily serving entry-level and first-time move-up buyers.

Cautionary Statement Regarding Forward-Looking Statements

This communication includes certain disclosures which contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including but not limited to those statements related to the merger of the wholly-owned subsidiary of Stanley Martin with and into United Homes (the “Company”), with the Company continuing as the surviving corporation and becoming a wholly-owned subsidiary of Stanley Martin (the “Merger”), including financial estimates and statements as to the expected timing, completion and effects of the Merger, including the delisting from Nasdaq and deregistration under the Exchange Act the timing of the foregoing. In most cases, these statements can be identified by forward-looking words such as “predict,” “continue,” anticipate,” “believe,” “confidence,” “could,” “estimate,” “expect,” “guidance,” “intend,” “may,” “plan,” “potential,” “outlook,” “should,” and “would,” or the negative of such terms and similar words or expressions that refer to future events or outcomes. These forward-looking statements, including statements regarding the Merger, are based largely on information currently available to the Company’s management and management’s current expectations and assumptions and are subject to various risks and uncertainties. If one or more of these or other risks or uncertainties materialize, or if underlying assumptions prove to be incorrect, actual results may differ materially from historical results or those expressed or implied by such forward-looking statements. Although the Company believes its expectations are based on reasonable estimates and assumptions, they are not guarantees of performance. There is no assurance that our expectations will occur or that the Company’s estimates or assumptions will be correct, and the Company cautions investors and all others not to place undue reliance on such forward-looking statements.

Important factors, risks and uncertainties that could cause actual results to differ materially from such plans, estimates or expectations include but are not limited to: (i) the completion of the Merger on the anticipated terms and timing, including the satisfaction of conditions to the completion of the Merger; (ii) potential litigation relating to the Merger that could be instituted against the Company or its directors, managers or officers, including the effects of any outcomes related thereto; (iii) the risk that disruptions from the Merger (including the ability of certain counterparties to terminate or amend contracts upon a change of control) will harm the Company’s business, including current plans and operations, including during the pendency of the Merger; (iv) the ability of the Company to retain and hire key personnel; (v) the diversion of management’s time and attention from ordinary course business operations to completion of the proposed transaction and integration matters; (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Merger; (vii) legislative, regulatory and economic developments; (viii) potential business uncertainty, including changes to existing business relationships, during the pendency of the Merger that could affect the Company’s financial performance; (ix) certain restrictions during the pendency of the Merger that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (x) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, outbreaks of war or hostilities or pandemics and other public health issues, as well as management’s response to any of the aforementioned factors; (xi) global economic, political, legislative, regulatory and market conditions (including competitive pressures), including the effects of tariffs, inflation and foreign currency exchange rate fluctuations around the world; (xii) the possibility that the Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xiii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger, including in circumstances requiring the Company to pay a termination fee; (xiv) the risk that the Company’s stock price may decline significantly if the Merger is not consummated; and (xv) those risks and uncertainties set forth under the headings “Cautionary Note Regarding Forward Looking Statements” and “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by the Company with the Securities and Exchange Commission (the “SEC”) from time to time, which are available via the SEC’s website at www.sec.gov.

There can be no assurance that the Merger will be completed, or if it is completed, that it will close within the anticipated time period. These factors should not be construed as exhaustive and should be read in conjunction with the other forward-looking statements. All subsequent written and oral forward-looking statements concerning the Merger or other matters addressed in this communication and attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to herein. The forward-looking statements relate only to events as of the date on which the statements are made. The Company does not undertake to update, and expressly disclaims any obligation to update, any of its forward-looking statements, whether resulting from circumstances or events that arise after the date the statements are made, new information, or otherwise, unless required by law.

Important Additional Information and Where to Find It

This communication is being made in connection with the pending Merger. The Company plans to file an information statement on Schedule 14C for its stockholders with respect to the Merger. The information statement will be mailed to stockholders of the Company. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. STOCKHOLDERS ARE URGED TO READ THE INFORMATION STATEMENT AND ANY OTHER DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. Stockholders will be able to obtain, free of charge, copies of such documents filed by the Company when filed with the SEC in connection with the Merger at the SEC’s website (http://www.sec.gov). In addition, the Company’s stockholders will be able to obtain, free of charge, copies of such documents filed by the Company at the Company’s website (ir.unitedhomesgroup.com) or by e-mailing the Company’s Investor Relations department at investors@unitedhomesgroup.com. Alternatively, these documents, when available, can be obtained free of charge from the Company upon written request by mail to United Homes Group, Inc., Investor Relations, 917 Chapin Road, Chapin, South Carolina 29036.